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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2003


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                0-21198                              76-0233274
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)



                        2408 TIMBERLOCH PLACE, SUITE B-4
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

         On March 27, 2003, Zonagen, Inc. (the "Company") announced in a press release that it had terminated the merger agreement dated as of October 30, 2002 between Zonagen, Lavipharm Corp. and certain of Lavipharm Corp.'s stockholders, effective immediately. The merger agreement had provided that if the merger had not been completed by February 28, 2003, either party could elect to terminate the merger agreement, in its sole discretion.

         A copy of the Company's press release announcing the termination of the Merger Agreement is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of press release is qualified in its entirety by reference to all of the attached exhibits.


ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated March 27, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZONAGEN, INC.

Date: March 28, 2003.

                                   By:      /s/ Louis Ploth, Jr.
                                      ------------------------------------------
                                            Louis Ploth, Jr.
                                            Vice President, Business Development
                                            and Chief Financial Officer



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                                  EXHIBIT INDEX


          Exhibit
          Number                    Description
          -------                   ------------
             99.1          Press Release dated March 27, 2003.